UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 26, 2005


                         The South Financial Group, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


South Carolina                    0-15083                       57-0824914
-------------------              ----------               ------------------
(State or other juris-          (Commission                   (IRS Employer
diction of incorporation)       File Number)             Identification Number)


        102 South Main Street, Greenville, South Carolina         29601
        -------------------------------------------------         -----
             (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

         The South Financial Group, Inc. ("TSFG") and Pointe Financial Corporation ("PNTE") have received all required regulatory approvals with respect to the pending acquisition of PNTE by TSFG (the "PNTE Acquisition").

         TSFG and PNTE expect the PNTE Acquisition to close on May 6, 2005.

         TSFG and PNTE have agreed that the "election deadline" for receiving election materials from PNTE shareholders in connection with the PNTE Acquisition shall be extended from May 5, 2005 to May 9, 2005.

















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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE SOUTH FINANCIAL GROUP, INC.


April 26, 2005             By:     /s/ William P. Crawford, Jr.
                               --------------------------------------
                               William P. Crawford, Jr.
                               Executive Vice President and General Counsel






















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